UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 14, 2013

CHINA EDUCATION ALLIANCE, INC.

 (Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	001-34386 (Commission File Number)	56-2012361 (IRS Employer Identification No.)

58 Heng Shan Road, Kun Lun Shopping Mall Harbin, People’s Republic of China (Address of principal executive offices)	150090 (Zip Code)

Registrant’s telephone number, including area code: 86-451-8233-5794

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 14, 2013, China Education Alliance, Inc. (the “Company”) dismissed Baker Tilly Hong Kong (“Baker Tilly”) as its independent registered public accounting firm and appointed Albert Wong & Co. (“Albert Wong”) as its new independent registered public accounting firm. The decision to appoint Albert Wong as the new independent registered public accounting firm was approved by the Audit Committee and the Board of Directors of the Company on January 14, 2013.

The report of Baker Tilly on our financial statements for the fiscal year ended December 31, 2011 contained no adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Baker Tilly did not issue any report on our financial statements for the fiscal year ended December 31, 2010.

During the two most recent fiscal years and through the date of this report, the Company has had no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused it to make reference to the subject matter of such disagreements in its report on the Company’s financial statements for such periods.

During the two most recent fiscal years and through the date of this report, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

The Company provided Baker Tilly with a copy of this disclosure before its filing with the SEC. The Company requested that Baker Tilly provide the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements, and the Company received a letter from Baker Tilly stating that it agrees with the above statements.  A copy of this letter is filed as an exhibit to this report and is incorporated herein by reference.

New Independent Registered Public Accounting Firm

The Audit Committee and the Board of Directors of the Company appointed Albert Wong as the new independent registered public accounting firm effective as of January 14, 2013. During the two most recent fiscal years and through the date of its engagement, the Company did not consult with Albert Wong regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv)) or a reportable event (as described in Regulation S-K Item 304(a)(1)(v)).

Prior to engaging Albert Wong, Albert Wong did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to change its independent registered public accounting firm from Baker Tilly to Albert Wong.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

16.1	Letter dated January 15, 2013 from Baker Tilly Hong Kong to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EDUCATION ALLIANCE, INC.

Dated: January 15, 2013
	By:	/s/ Xiqun Yu
	Name:	Xiqun Yu
	Title:	Chief Executive Officer